EXHIBIT 10.1




                              July 15, 1997



Camden Property Trust
3200 Southwest Freeway
Suite 1500
Houston, TX  77027

Dear Sirs:

   Simultaneously with the closing of the offering by Camden Property Trust (the "Company") of an aggregate of 4,200,000 shares of beneficial interest, par value $.01 per share, Donaldson, Lufkin & Jenrette
Securities Corporation hereby agrees to reimburse the Company approximately $600,000 on account of expenses paid or payable by the Company.


                            Very truly yours,


                            DONALDSON, LUFKIN & JENRETTE
                              SECURITIES CORPORATION


                                 By:   /s/ Michael S. Dana
                                    ------------------------
                                 Title:    Michael S. Dana
                                           Managing Director



ACKNOWLEDGED:

CAMDEN PROPERTY TRUST



By:   /s/ G. Steven Dawson
   -----------------------------
Title:    G. Steven Dawson
          Sr. Vice President and
          Chief Financial Officer